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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Pacific Premier Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue, 2nd Floor
Costa Mesa, California 92626
714-431-4000

April 23, 2004

Fellow Stockholders:

        On behalf of the Board of Directors and management of Pacific Premier Bancorp, Inc. (the "Company"), you are cordially invited to attend the Annual Meeting of Stockholders of the Company ("Annual Meeting"). The Annual Meeting will be held on Wednesday, May 26, 2004, at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California.

        An important aspect of the Annual Meeting is the stockholder vote on corporate business items. The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

        The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" the director nominees specified under Proposal 1, "FOR" the approval of the 2004 Long-Term Incentive Plan as specified under Proposal 2 and "FOR" the appointment of Vavrinek, Trine, Day & Co., LLP as the independent auditors of the Company for the fiscal year ended December 31, 2004 specified under Proposal 3.

        We encourage you to attend the Annual Meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you promptly sign, date and return the enclosed proxy card in the enclosed postage-paid envelope, or vote via telephone. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business.

        On behalf of the Board of Directors and all of the employees of Pacific Premier Bancorp, Inc., we thank you for your continued support.

Best Regards,

Steven R. Gardner
 President and Chief Executive Officer

PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue, 2nd Floor
Costa Mesa, California 92626
714-431-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 26, 2004

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Pacific Premier Bancorp, Inc. (the "Company") will be held on Wednesday, May 26, 2004, at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California.

        The purpose of the Annual Meeting is to consider and vote upon the following matters:

  1.
  The election of two directors for a term of three years or until their successors are elected and qualified;

  2.
  To approve the 2004 Long-Term Incentive Plan;

  3.
  The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the Company's independent auditors for the fiscal year ended December 31, 2004; and

  4.
  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting. Management is not aware of any other such business.

        The Board of Directors has established April 1, 2004, as the record date for determining stockholders entitled to receive notice of and to vote at, the Annual Meeting or any postponement or adjournments thereof. Only record holders of common stock of the Company at the close of business on such record date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

        In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit further solicitation of proxies. A list of Stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                      By Order of the Board of Directors

                      John Shindler
                       Corporate Secretary/SVP/CFO
                      Costa Mesa, California
                      April 23, 2004

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting in person, you are requested to vote by completing, dating, signing and promptly returning the accompanying proxy card using the enclosed postage-paid reply envelope. You may also vote by telephone by following the instructions provided to you. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof. Your proxy is revocable at your option in the manner described in the Proxy Statement.

PACIFIC PREMIER BANCORP, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 26, 2004

Solicitation and Voting of Proxies

        This Proxy Statement is being furnished to stockholders of Pacific Premier Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") and all postponements or adjournments of the Annual Meeting. The Annual Meeting will be held on May 26, 2004 at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California. The 2003 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2003, accompanies this Proxy Statement, which is first being mailed to record-holders of the Company's common stock (the "Common Stock") on or about April 29, 2004.

        Regardless of the number of shares of Common Stock owned, it is important that record-holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this proxy statement, "FOR" the approval of the 2004 Long-Term Incentive Plan, and "FOR" the ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of the Company for the fiscal year ended December 31, 2004. Stockholders may also vote by telephone by using a toll-free number and following the instructions provided to you. The telephone voting facilities will close at 12 midnight Pacific Time, on May 25, 2004.

        Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy committee of the Board discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting and at any adjournments thereof.

        A proxy may be revoked at any time prior to its exercise by (i) filing a written notice of revocation with the Secretary of the Company (mailed to the attention of John Shindler, Corporate Secretary, Pacific Premier Bancorp, Inc., 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626); (ii) filing a later dated proxy; or (iii) attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote at the Annual Meeting.

        The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, American Stock Transfer and Trust Company, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $2,500, plus out-of-pocket expenses. Directors, officers and other employees of the Company and its subsidiary, Pacific Premier Bank, F.S.B. (the "Bank"), may also solicit proxies personally or by telephone, without additional compensation therefore. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

        The Board of Directors has fixed the close of business on April 1, 2004 as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The securities that may be voted at the Annual Meeting are the issued and outstanding shares of Common Stock of the Company as of the Record Date, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors. The total number of shares of Common Stock outstanding on the Record Date was 5,255,072 shares.

        As provided in the Company's Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

        The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        As to the election of the directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a Stockholder, (i) to vote "FOR" the election of the nominees proposed by the Board of Directors or (ii) to "WITHHOLD" authority to vote for the nominees being proposed. Under Delaware law and the Company's Bylaws, directors will be elected by a plurality of votes cast, without regard to either (a) broker non-votes, or (b) proxies as to which authority to vote for the nominee being proposed is withheld. The two directors who receive the greatest number of votes of the holders of the Common Stock cast at the Annual Meeting will be elected directors of the Company.

        The affirmative vote of a majority of the votes cast by the holders of common stock present, in person or by proxy, and entitled to vote thereon, is required to approve the 2004 Long-Term Incentive Plan ("Incentive Plan") and ratify the appointment of Vavrinek, Trine, Day & Co., LLP as the Company's independent auditors for 2004, and to approve any other matter properly submitted to stockholders for their consideration at the Annual Meeting. Abstentions may be specified on each of these proposals. Shares that are voted as abstaining on the approval of the Incentive Plan and the ratification of the appointment of the Company's independent auditors will be treated as shares present and entitled to vote that were not cast in favor of such proposals, and thus will be counted as votes against such proposals. Broker "non-votes" will not be counted in determining the votes cast on the proposals to approve the Incentive Plan and ratify the appointment of the Company's auditors for 2004 or any other proposal that may be properly presented at the Annual Meeting, and thus will have no effect on these proposals.

        Proxies solicited hereby will be returned to the Company's transfer agent, American Stock Transfer and Trust Company, and will be tabulated by inspectors of election designated by the Board of

Directors, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

        The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on April 1, 2004 or as represented by the owner or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that beneficially owns more than 5% of the Company's Common Stock as of April 1, 2004.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Stock	Wellington Management Company, LLP 75 State Street Boston, MA 02109	520,200	(2)	9.899%
Common Stock	Millenco, L.P. 666 Fifth Avenue New York, NY 10103	300,083	(3)	5.710%

(1)
As of April 1, 2004, there were 5,255,072 shares of Common Stock outstanding on which Percentage of Class is based.

(2)
As disclosed on a Schedule 13G filed on February 12, 2004. Bay Pond Partners, L.P., whose holdings are reflected in Wellington's Schedule 13G, owns more than 5% of the Company's Common Stock and filed a separate 13G on October 20, 3003.

(3)
As disclosed on a Schedule 13G filed on February 17, 2004.

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1.
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

Nominees for Election as Directors

        Steven R. Gardner has been the President and Chief Executive Officer of the Company and the Bank since August of 2000. Mr. Gardner has served in management positions in credit administration, portfolio management, lending production and operations as well as risk management for the past 20 years, including serving as Vice President of Loan Production and Operations Manager at Washington Mutual from 1994-1997 and District Loan Manager at California Federal Bank from 1992 to 1994. Prior to joining the Company in February 2000 as our Chief Operating Officer, Mr. Gardner served as

Senior Vice President of Lending at Hawthorne Savings since 1997. Mr. Gardner holds a B.A. from California State University Fullerton.

        Sam Yellen has 35 years of experience in public accounting until his retirement in 1990 from the public accounting firm of KPMG LLP. Mr. Yellen served on KPMG's Board of Directors and the Board's Audit Committee. After his retirement, Mr. Yellen has worked as a business consultant and has served on the Board of Directors of several companies including Downey Financial Corporation and Wedbush Morgan Securities. He served as the Chairman of the Board of Directors Audit Committee for ten years at Downey Savings up until he reached the mandatory retirement age of 72.

        In the event that any of the nominees is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the persons named will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

        The Board of Directors unanimously nominated all persons standing for election as director. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. No director or executive officer of the Company is related to any other director or executive of the Company by blood, marriage or adoption.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Continuing Directors

        John D. Goddard has been a public accountant for the past 42 years. He was initially employed by W.C. Brassfield, CPA from 1962 to 1965 and then formed the partnership, Brassfield and Goddard, CPAs in 1965 and continued practicing until September 1976. The firm incorporated into Goddard Accountancy Corporation, CPAs where Mr. Goddard served as President since September 1976 and practiced until December 2003. The corporation recently merged with the firm of Soren McAdam Christrenson, LLP in January 2004. He is a practicing Certified Public Accountant and has served as a member of the Company's Board since 1988.

        Roy A. Henderson has over 40 years of professional experience in the financial services, health care and aerospace industries. Currently he is the President & CEO of CNA Trust Bank headquartered in Costa Mesa, California. Mr. Henderson's prior board positions have included the Chairman and CEO of eosfinancial corp and eosbank, the Vice Chairman of Union Bank of California, and the Vice Chairman of The Bank of California.

        Michael L. McKennon is a founding partner in the Irvine, California accounting firm of McKennon Wilson & Morgan LLP. Mr. McKennon is responsible for the firm's audit practice and is a Certified Public Accountant. Mr. McKennon was previously employed by the accounting firm of PricewaterhouseCoopers LLP and has over 20 years' experience in private and public accounting, auditing and consulting for real estate development, mortgage banking, manufacturing and software clients.

        Ronald G. Skipper has been Chairman of the Board of the Company since 1997 and a member of the Company's Board since 1983. Mr. Skipper is a self-employed attorney and has been practicing law for 33 years. He is general counsel to the National Orange Show Board of Directors of San Bernardino County and has served on numerous Boards of Directors including: The University of California, Hastings College of Law 1066 Foundation, California State University, San Bernardino Foundation and St. Bernadine's Hospital Foundation.

        Kent G. Snyder is a practicing attorney specializing in complex real estate investment and development law as well as corporate law for the past 38 years. Since 1997 Mr. Snyder has served on the Board of Directors of the Tejon Ranch Company, a New York Stock Exchange listed company engaged in land management and development and is Chairman of the Audit Committee and a member of the Real Estate Committee. He served on the Board of Directors of First Fidelity Bancorp, Inc. for over 15 years, prior to the company being acquired by Hawthorne Financial Corporation, where he served as the Chairman of the Audit Committee.

Information with Respect to Directors and Executive Officers

        The following table sets forth, as of April 1, 2004, certain information with respect to the nominees, continuing directors and named executive officers (as defined herein), including the percent of common stock of the Company beneficially owned by each director and named executive officer and all directors and executive officers as a group.

Name	Age	Director Since(1)	Expiration of Term/ Proposed Term as Director	Shares of Common Stock Beneficially Owned(2)(3)	Percent Class(4)
NOMINEES
Steven R. Gardner, Director President and Chief Executive Officer of the Company and the Bank	43	2000	2007	93,533	1.76%
Sam Yellen, Director(5)	73	2004	2007	—	*
CONTINUING DIRECTORS
Ronald G. Skipper Chairman of the Board of the Company and the Bank	63	1983	2005	38,531	*
Roy A. Henderson, Director(6)	61	2004	2005	—	*
Michael L. McKennon, Director(7)	43	2004	2005	5,000	*
John D. Goddard, Director	65	1988	2006	49,850	*
Kent G. Snyder, Director	67	2000	2006	95,000	1.78%
NAMED EXECUTIVE OFFICERS
Steven R. Gardner, Director President and Chief Executive Officer of the Company and the Bank	43	2000	2007	93,533	1.76%
John Shindler Senior Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary of the Company and the Bank	48	—	—	14,333	*
Andy Anderson Senior Vice President, Director of Retail Banking	40	—	—	3,667	*

Kathi Duncan Senior Vice President, Director of General and Administrative Services	47	—	—	4,833	*
Stock Ownership of all Directors and Executive Officers as a Group (10 persons)				304,747	5.72%

*
Does not exceed 1.0% of the Company's outstanding securities.

(1)
Includes years of service as a Director of the Bank.

(2)
Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3)
Includes options to purchase shares, which are vested or which will vest within 60 days of April 1, 2004 pursuant to the Company's 2000 Stock Incentive Plan.

(4)
As of April 1, 2004, there were 5,255,072 shares of Common Stock outstanding. Percentages include Common Stock outstanding plus 69,338 shares from options per footnote 3 above.

(5)
Mr. Yellen holds the position previously held by Thomas Palmer.

(6)
Mr. Henderson holds the position previously held by Ezri Namvar.

(7)
Mr. McKennon holds the position previously held by Richard Marr.

Named Executive Officers

        John Shindler was hired in December of 2000 as Controller/Treasurer and promoted to the position of Chief Financial Officer in August 2002. Mr. Shindler is responsible for all financial reporting, accounting and treasuring operations. He also serves as Chairman of the Asset/Liability Committee and Internal Asset Review Committee. Prior to joining the Bank, Mr. Shindler worked as a division controller for IXL, an internet solution company, for approximately a year. Prior to that, Mr. Shindler worked for Long Beach Acceptance Corp., an indirect auto lender, for more than three years. Mr. Shindler started as a division controller and was subsequently promoted to Regional Vice President of Operations. Mr. Shindler has 13 years of experience as controller or treasurer of various companies, 11 of which were spent at financial institutions.

        Andy Anderson has been SVP, Director of Retail Banking since January 2001. His responsibilities include leadership of all sales, marketing and operational activities of the Retail Branches and Branch Administration department. He also serves as the Bank Secrecy Act officer for the Bank as well as an active member of the Credit, Community Reinvestment Act ("CRA") and Asset and Liability Management committees. Mr. Anderson has 20 years experience in various branch and retail management positions, including ethnic and in-store bank marketing. Prior to joining the Bank he was a Consumer Regional Executive at Bank of America, responsible for branch sales production and operations of approximately 30 branches. His career at Bank of America spanned over a period of 18 years.

        Kathi Duncan was hired in July 2000 as Senior Vice President, Director of Human Resources and promoted to Director of Administration and Compliance Officer in September 2002. Ms. Duncan is responsible for human resources, payroll, facilities, purchasing, training, and compliance. Ms. Duncan also serves as Chairperson of the Compliance and CRA Committees. Prior to joining the Bank, Ms. Duncan worked as Senior Vice President, Risk Management for Hawthorne Savings, F.S.B. for six

years. Ms. Duncan has over 20 years of experience in various risk management positions with financial institutions.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that each of the officers, directors and greater than ten percent stockholders of the Company have complied with all filing requirements that are applicable to them, under Section 16(a), during the past fiscal year, except that, due to an administrative error, each of the Company's directors and executive officers made one late filing on Form 4 covering the grant of stock options to them on December 10, 2003.

Board of Directors Meetings, Board Committees and Compensation of Directors

        The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional special meetings upon the request of the Chairman of the Board. Pursuant to applicable Nasdaq National Market requirements, the Board of Directors has affirmatively determined that the following members of the Board of Directors are "independent" within the meaning of such rule: Sam Yellen, Ronald G Skipper, Roy A. Henderson, Michael L. McKennon, John D. Goddard and Kent G. Snyder. As such, and pursuant to applicable Nasdaq National Market requirements, a majority of the members of the Board of Directors is "independent" as so defined. During the year ended December 31, 2003, the Board of Directors of the Company held 16 meetings. Each of the directors of the Company attended at least 90% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 2003. Directors are encouraged to attend the Annual Meeting. All directors attended the last annual meeting of stockholders.

        It is the Company's policy that the independent directors of the Company meet in executive sessions without management at least twice on an annual basis in conjunction with regularly scheduled board meetings. Executive sessions at which the independent directors meet with the Chief Executive Officer also may be scheduled.

        The Board of Directors of the Company maintains committees; the nature and composition of which are described below:

        Audit Committee.    In February 2004, the Chairman of the Board of Directors appointed Messrs. McKennon, Snyder and Yellen to constitute the Audit Committee. The members of the committee accepted their appointment and the Board of Directors approved the appointments. The Audit Committee is responsible for selecting and communicating with the independent auditors, reporting to the Board on the general financial condition of the Company and the results of the annual audit, and is responsible for ensuring that the Company's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee and the internal auditor of the Company met 10 times during 2003.

        No member of the Audit Committee receives any consulting, advisory or other compensation fee from the Company other than fees for service as member of the Board of Directors, committee member or officer of the Board. Each of the Audit Committee members are considered "independent" directors under the listing standards of the Nasdaq National Market and rules of the Securities and

Exchange Commission. The Board of Directors has determined that Mr. Yellen satisfies the requirements established by the Securities and Exchange Commission for qualification as an "audit committee financial expert". The Audit Committee operates pursuant to a written charter, a copy of which was filed as an exhibit to last year's proxy statement.

        Pacific Premier Bancorp, Inc. Report of the Audit Committee.    The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2003 with management and with the independent auditors. Specifically, the Audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

  •
  Methods used to account for significant unusual transactions;

  •
  The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

  •
  Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        The Audit Committee has received the written disclosures and the letter from the Company's independent accountants, Vavrinek, Trine, Day & Co., LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Additionally, the Audit Committee has discussed with Vavrinek, Trine, Day & Co., LLP, the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the fiscal year ended December 31, 2003.

Sam Yellen, Chairman
Michael L. McKennon
Kent G. Snyder

        Nominating and Corporate Governance Committee.    In 2003, the Company formed the Nominating and Corporate Governance Committee comprised of independent directors Messrs. Goddard, Henderson, Skipper and Snyder. The Nominating and Corporate Governance Committee has oversight responsibility for candidates to be nominated as directors and to determine satisfaction of independence requirements. The Nominating and Corporate Governance Committee has adopted a written charter. A copy of the charter and the Company's Corporate Governance policy can both be found on the Company's website at www.PPBI.net under the investor relations tab.

        The Nominating and Corporate Governance Committee considers candidates for director suggested by its members and other directors of the Company, as well as management and stockholders. The Nominating and Corporate Governance Committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating and Corporate Governance Committee also considers whether to nominate any person nominated pursuant to the provisions of the Company's Bylaws relating to stockholder nominations. The Nominating and Corporate Governance Committee has authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

        In evaluating nominees for director, the Nominating and Corporate Governance Committee considers such other relevant factors as it deems appropriate, including the current composition of the

Board, the need for Audit Committee expertise, the director qualification guidelines set forth in the Company's Corporate Governance Policy and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determine whether to interview the prospective nominee, and if warranted, one or more members of the Committee, in concert with the Company's Chief Executive Officer, interviews prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

        Stockholder Nominations for the Board.    Any stockholder nominations for director should include the nominee's name and qualifications for membership on the Board of Directors and be delivered to the Company's Corporate Secretary, Pacific Premier Bancorp, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626. In addition the Bylaws of the Company permit stockholders to nominate directors for consideration at an annual meeting. See "Additional Information". The Company did not receive any stockholder nominations for director for the Annual Meeting.

        Compensation Committee.    The Compensation Committee of the Company was comprised of Messrs. Skipper, Snyder and Goddard for 2003, each of whom is "independent" as defined under Nasdaq National Market listing standards. The Compensation Committee held one meeting during 2003, at which all members were present. The Compensation Committee (i) has oversight responsibility for the Bank's compensation policies, benefits and practices, (ii) reviews and approves or disapproves the Chief Executive Officer's recommendations concerning individual incentive awards of officers directly reporting to him, (iii) approves all stock option grants, (iv) approves the aggregate amount of bonuses paid to all employees, (v) has oversight responsibility for management planning and succession, and (vi) determines the amount of the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") annual bonus and stock option grant. The Compensation Committee may from time to time retain independent compensation consultants to assist it in the exercise of its responsibilities, including developing compensation plans and providing comparative data regarding the Bank's compensation policies.

Stockholder Communications with the Board

        Stockholders may communicate with the Board of Directors by sending a letter to the Company's Board of Directors, c/o Corporate Secretary, Pacific Premier Bancorp, 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit stockholder correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Directors' Compensation

        Currently, all outside directors of the Company receive a monthly retainer of $450. In addition, outside directors of the Bank receive a monthly retainer of $2,000 for serving on the Bank's Board of Directors, while the Chairman of the Board of the Bank receives a monthly retainer of $2,500. A monthly fee of $300 is paid to the Chairman of the Credit Committee. Outside directors of the Company are also entitled to receive stock options. During 2003, each of Messrs. Skipper, Snyder, and Goddard was granted an option to purchase 6,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. If the Incentive Plan is approved by the stockholders of the Company, outside directors will be eligible to receive stock option grants under the plan.

Executive Compensation

        The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation.

        Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company and the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement. The Bank's compensation programs are designed to provide the Bank's employees, including the Bank's executive officers, with competitive annual salaries, benefits and the potential to earn cash bonuses based upon period measurable performance. In addition, key employees, including executive officers, have the potential to receive one or more grants of stock options under the Company's 2000 Stock Incentive Plan. The Compensation Committee believes that the combination of programs provides reasonable incentives to the Bank's executive officers to meet or exceed the Bank's annual or multi-year financial and operational goals, and reasonably aligns the interests of such officers with those of the Company's Stockholders.

        Executive Compensation.    Base salaries for the executive officers, including the CEO and the CFO are established by the Compensation Committee based on the following factors, as appropriate: individual performance and achievement, areas of responsibility, position, the extent to which the officers' skills are in demand and internal and external comparability. For fiscal year 2003, the Company's and the Bank's executive officers are eligible to receive bonuses based on individual and Company performance.

        The Committee believes that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, the Company currently grants stock options to key employees pursuant to the 2000 Stock Incentive Plan. The Compensation Committee of the Company grants options upon a review of the recommendations of the President/CEO.

        2002-2004 Incentive Compensation Plan.    In December 2001, the Bank adopted the 2002-2004 Incentive Compensation Plan for employees of the Bank, which provides for performance-based cash bonuses based on individual performance and the Bank's overall financial performance. For fiscal year 2003, compensation incentives were paid pursuant to the 2002-2004 Incentive Compensation Plan.

        Executive Compensation—Chief Executive Officer.    The Company and the Bank hired Mr. Gardner in February 2000 as Chief Operating Officer. Mr. Gardner was promoted to President and CEO in August 2000. The President/CEO base salary for 2003 was $250,000. Each of the Company and Bank entered into a three year employment agreement with Mr. Gardner on January 5, 2004. The employment agreements provide for a base salary of $275,000, $300,000 and $300,000 for 2004, 2005 and 2006 respectively. In determining Mr. Gardner's salary, the Compensation Committee took into consideration comparable compensation for salary, bonus and other compensation for publicly traded West Coast Banks and Thrifts along with Mr. Gardner's relative years of service and experience as a CEO as well as his performance since becoming President/CEO of the Company and Bank over the prior three years. In determining Mr. Gardner's incentive compensation for 2003, the Company's Chairman of the Board and the Chair of the Compensation Committee reviewed Mr. Gardner's performance during 2003 as President and CEO. Based upon that review, the Company's successful secondary stock offering, and Mr. Gardner's implementation and achievement of the Company's strategic plan in 2003, the Compensation Committee approved an incentive award to Mr. Gardner of $250,000. In addition to the year end incentive, Mr. Gardner earned $50,000 during 2003 for meeting certain regulatory rating requirements that the Board had established in January of 2003.

        Mr. Gardner also participates in other benefit plans available to all employees, including the 401(k) Plan and the 2002-2004 Incentive Compensation Plan.

Ronald G. Skipper, Chairman
John D. Goddard
Kent G. Snyder

        Stock Performance Graph.    The graph below compares the performance of the Common Stock with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Index from December 31, 1998 through December 31, 2003. The graph is based on the investment of $100 in the Common Stock at its closing price on December 31, 1998. The Company has not paid any dividends on its Common Stock.

Total Return Analysis	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
Pacific Premier Bancorp, Inc.	$100.00	$86.47	$14.87	$8.86	$22.96	$47.95
Nasdaq Bank Stocks Index	$100.00	$96.15	$109.84	$118.92	$121.74	$156.62
Nasdaq Composite Index	$100.00	$185.43	$111.83	$88.76	$61.37	$91.75

        Summary Compensation Table.    The following table shows, for the years ended December 31, 2003, 2002, and 2001, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the four other most highly compensated senior officers of the Company (the named Company Executives) based on total annual salary and bonus for 2003.

		Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)(2)		Securities Underlying Options/ SARs (#)(3)	All Other Compensation ($)(4)
Steven R. Gardner(1) President and Chief Executive Officer	2003 2002 2001	$ $ $	248,233 250,000 250,000	$ $	300,000 100,000 —	$ $	13,397 8,250 —	25,000 25,000 20,000	$ $ $	3,000 2,750 2,625
John Shindler(1) Senior Vice President, Chief Financial Officer and Corporate Secretary	2003 2002 2001	$ $ $	134,048 125,000 114,375	$ $ $	50,000 30,000 25,000		— — —	5,000 10,000 —		$2,994 — —
Andy Anderson Senior Vice President, Director of Retail Banking	2003 2002 2001	$ $ $	89,365 90,000 83,538	$ $ $	25,000 20,000 20,000	$ $ $	3,600 3,600 3,300	1,000 7,000 —	$ $ $	1,859 1,872 1,404
Kathi Duncan Senior Vice President, Director of General and Administrative Services	2003 2002 2001	$ $	84,401 85,000 —	$ $	10,907 10,199 —	$ $	6,000 6,000 —	1,000 4,500 —	$ $	1,808 1,820 —
Patricia McLoon(5) Senior Vice President, Chief Credit Officer	2003 2002 2001	$ $	143,990 92,500 —	$	— 20,000 —	$ $	3,417 4,625 —	— 5,000 —		$325 — —

(1)
Under Annual Compensation, the column titled "Bonus" includes amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, as hereinafter defined. The 2001, 2002, and 2003 bonuses were paid in January of the following year.

(2)
Includes automobile allowance, and in the case of Mr. Gardner, includes a personal life insurance policy, the cost of which was $1,397 in 2003.

(3)
Shares subject to options granted under the 2000 Stock Incentive Plan, which vest at a rate of one-third per year from the date of grant.

(4)
Includes employer contributions to the Bank's 401(k) Plan.

(5)
Ms. McLoon's employment with the Company ended on July 1, 2003. Amounts reflect compensation and severance paid in fiscal 2003.

Employment Agreements

        The Company and the Bank have entered into employment agreements with Mr. Gardner ("Employment Agreements"), effective date January 5, 2004. The Employment Agreements for Mr. Gardner each provide for a three-year term. The Employment Agreements shall be automatically extended for an additional one-year period upon the same terms and conditions unless at least 90 days prior to the then applicable expiration date (January 5, 2007), the Company or Executive delivers written notice to the other party of its or his intent to terminate the Employment Agreement. The

Bank Employment Agreement provides that Mr. Gardner will receive an annual Base Salary of $275,000 in 2004 and $300,000 for 2005 and 2006 as well as an auto allowance of $1,000 per month. The Employment Agreements provide for termination by the Company and the Bank for cause at any time as defined in the Employment Agreements. In the event the Company or the Bank chooses to terminate Mr. Gardner for reasons other than cause or as a result of a change in control of the Company or the Bank, Mr. Gardner would be entitled to a severance payment equal to two-times his current base salary plus an amount equal to any incentive bonus received in the previous year.

        Option Plan.    The Company will maintain the Incentive Plan, under which all employees of the Company are eligible to receive options to purchase Common Stock, subject to stockholder approval. The Incentive Plan provides discretionary awards to officers, directors and key employees as determined by the Compensation Committee. See "Proposal 2.—Approval of the 2004 Long-Term Incentive Plan".

        The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2003. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

			Number of Securities Underlying Unexercised Options/SARs at December 31, 2003 (#)
						Value of Unexercised In the Money Option/SARs at December 31, 2003 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable		Unexercisable	Exercisable		Unexercisable
Steven R. Gardner	—	—	41,667	/	48,333	145,700	/	152,100
John Shindler	—	—	7,333	/	11,667	44,327	/	37,683
Andrew Anderson	—	—	3,000	/	5,000	17,687	/	22,493
Kathi Duncan	—	—	2,833	/	2,667	4,367	/	9,283

(1)
These amounts represent the difference between the exercise price of the stock options and the price of the Common Stock on December 31, 2003 for all in-the-money options held by the Named Executive Officers. The exercise price of all stock options granted is equal to the market price of the Common Stock on the grant date.

        The following table lists all grants of options under the 2000 Stock Incentive Plan to the Named Executive Officers for fiscal 2003 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's Common Stock over the life of the option. No stock appreciation rights were granted to Named Executive Officers during the year ended December 31, 2003.

Options/SARs Granted in Last Fiscal Year
					Potential Realizable Value at Assumed Annual Rates of Stock Price Apprciation for Option Term ($)(3)
	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year(2)
Name			Exercise or Base Price Per Share	Expiration Date
					5%	10%
Steven R. Gardner	25,000	45%	$10.54	2013	$429,214	$683,451
John Shindler	5,000	9%	$10.54	2013	$85,843	$136,690
Andrew Anderson	1,000	2%	$10.54	2013	$17,169	$27,338
Kathi Duncan	1,000	2%	$10.54	2013	$17,169	$27,338

(1)
Consists of stock options exercisable at the rate of 33.3% per year from the date of grant.

(2)
Based on an aggregate amount of 55,250 options granted to employees of the Company in fiscal 2003.

(3)
In accordance with SEC rules, these columns show gains that could accrue for the respective options, assuming that the market price of the Common Stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the Company's stock price does not increase above the exercise price at the time of exercise, the realized value to the Named Executive Officers from these options will be zero.

Transactions with Certain Related Persons

        The Financial Institutions Reform, Recovery and Enforcement Act requires that all loans or extensions of credit to executive officers and directors, made by the Bank, must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

        The Bank's current policy provides that no loans will be made by the Bank to its executive officers and directors.

        It is the policy of the Company that all permissible transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

Compensation Committee Interlocks and Insider Participation

        For 2003, the Company's Compensation Committee was comprised of Messrs. Skipper, Goddard and Snyder, each of whom is an independent director. No executive officer or employee of the Company participated in Board of Directors' decisions relating executive compensation. No member of the Board and no employee of the Company serves or has served on the Compensation Committee (or board of directors of a corporation lacking a compensation committee) of a corporation employing a member of the Board.

PROPOSAL 2.

APPROVAL OF THE PACIFIC PREMIER BANCORP INC.
2004 LONG-TERM INCENTIVE PLAN

General

        The board of directors has adopted the Pacific Premier Bancorp Inc. 2004 Long-Term Incentive Plan ("Incentive Plan") which is designed to promote the interests of the Company and its stockholders by (a) encouraging officers, employees, directors and individuals performing services for the Company as consultants or independent contractors to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers, employees, directors, consultants and independent contractors with exceptional qualifications, and (c) linking officers, employees, directors, consultants and independent contractors directly to shareholder interests through ownership of the Company.

        The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options, stock appreciation rights and restricted stock (collectively "Awards"). Awards will be available for grant to certain eligible persons which, in the case of incentive stock options, are employees of the Company or its subsidiaries, and in the case of all other types of Awards, include any consultant or other independent contractor and non-employee directors who provide services to the Company and its subsidiaries (collectively, "Participants.")

Description of the Incentive Plan

        The following description of the Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Appendix A. Unless otherwise expressed, all capitalized terms shall be defined as set forth in the Incentive Plan.

        Administration.    The Incentive Plan will be administered and interpreted by the Compensation Committee of the board of directors.

        Stock Options.    Under the Incentive Plan, the Compensation Committee will determine which Participants will be granted options, whether such options will be designated as incentive stock options or nonqualified stock options, the number of shares subject to each option, the exercise price of such options, and when such options become exercisable. The per share exercise price of an Incentive Stock Option shall be not less than the fair market value of a share of common stock on the date the option is granted (and in the case of employees owning more than 10% of the total combined voting power of all classes of stock of the Company, at least 110% of the fair market value of a share of common stock on the date the option is granted.) Options granted under the Incentive Plan shall become vested and exercisable in the manner specified by the Compensation Committee in an award agreement that will be issued to the Optionee.

        Each stock option or portion thereof shall be exercisable at any time on or after it vests and in accordance with the terms of the award agreement under which it was granted and is exercisable until the earlier of (x) ten years after its date of grant or (y) the date that is six months (ninety days in the case of incentive stock options) following the last day on which the Participant is employed or renders services for the benefit of the Company and its subsidiaries. In the event a Participant dies while in the employ of the Company or any of its subsidiaries or terminates employment with the Company or any of its subsidiaries as a result of disability or retirement, any option(s) granted to such Participant under the Incentive Plan not yet vested on such date shall become 100% vested as of such date and be exercisable either by the Participant or the Participant's representative. If an optionee dies while in the employ of the Company or its subsidiaries or otherwise terminates employment with the Company or its subsidiaries as a result of disability or retirement without having fully exercised his options, the Participant or his executors, administrators, legatees or distributees of his or her estate shall have the right, during the 12 month period following the earlier of his death, disability or retirement, to exercise such options to the extent vested on such date of death, disability or retirement, provided no option will be exercisable more than ten years from the date it was granted.

        No optionee shall have any voting or dividend or other rights of a stockholder in respect of any shares of common stock owned by an optionee prior to the time the optionee becomes the record holder of such shares. Stock options are non-transferable except by will or the laws of descent and distribution, except that in the case of nonqualified stock options, a grantee who holds non-qualified stock options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.

        Payment for shares of common stock purchased upon the exercise of options may be made either in cash or check, or if permitted by the Compensation Committee, by delivering shares of common stock equal in fair market value on the date of exercise to the purchase price of the shares to be acquired pursuant to the option, by a combination of cash and common stock, or by such other method as is acceptable to the Compensation Committee. The optionee shall pay to the Company the full amount of any and all applicable income and employment tax amounts required to be withheld in connection with the exercise, payable under the methods described above, or as may be approved by the Compensation Committee.

        It is the intention of the board that options designated as incentive stock options in an award agreement shall be subject to such additional terms and conditions not inconsistent with the Incentive Plan, which together with the terms of the Incentive Plan shall cause such incentive stock options to qualify as such under Section 422 of the Code. Such terms shall include limitations on incentive stock options granted to ten percent owners of the Company. An award agreement for an Incentive Stock Option may provide that such option shall be treated as a nonqualified stock option to the extent that certain requirements applicable to incentive stock options under the Code have not been satisfied.

        Stock Appreciation Rights.    Under the Incentive Plan, the Compensation Committee is authorized to grant stock appreciation rights to Participants in the form of a right to receive, upon surrender of the right, an amount based on the appreciation in the fair market value of common stock over a base price established by a stock appreciation right award, exercisable at such time and upon such conditions as may be approved by the Compensation Committee. Stock appreciation rights may be granted in conjunction with an option at the time of its grant, or at any time during the term of the option, or without any related option, in which case the Compensation Committee shall specify the fair market value of the common stock in the award at the time of grant. Upon surrender of a stock appreciation right, the Company shall award to the holder of the stock appreciation right cash or common stock, or a combination thereof, at the discretion of the Compensation Committee, in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the fair market value of the common stock on the date of grant multiplied by the number of shares of Common stock for which the stock appreciation right is being exercised. Stock appreciation rights related to options shall also exercise the option to which it relates at the time the stock appreciation right is exercised.

        Restricted Stock.    Participants may also receive restricted stock awards from the Company pursuant to the Incentive Plan, which may be subject to a required payment of a purchase price therefore. The granting of restricted stock gives the recipient thereof the right to receive a specified number of restricted shares of common stock. The Compensation Committee may specify that such grant is tied to employment with the Company and its subsidiaries, or performance objectives. In no case shall the restrictive provisions on common stock lapse earlier than the first anniversary of the date of grant. The restricted stock shall be restricted in accordance with a vesting schedule to be determined by the Compensation Committee. A Participant may not transfer, assign or hypothecate his or her restricted shares unless otherwise permitted by the Compensation Committee. The board may require such shares to be held in an escrow agreement pending the lapse of applicable restrictions.

        Restricted stock may be forfeited to the Company upon termination of employment with the Company or any of its subsidiaries or for failure to achieve any pre-established business goals or measures during any time period established by the Compensation Committee. If restricted stock is forfeited and the holder thereof has previously paid a purchase price to the Company, such purchase price may be refunded unless otherwise provided by the Compensation Committee. A Participant shall have the same rights as holders of common stock with respect to restricted shares unless limited by the applicable award agreement.

        Number of Shares Covered by the Incentive Plan.    A total of 525,500 shares of common stock, which is equal to 10% of the outstanding common stock, are reserved for future issuance pursuant to the Incentive Plan. If any recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to the common stock or other change in corporate structure affecting the common stock occurs, the Compensation Committee may, in the manner and to the extent it deems appropriate and equitable and consistent with the terms of the Incentive Stock Plan, cause an adjustment to be made in: (1) the maximum number of shares available under the Incentive Stock Plan; (2) the number of shares of common stock of other rights subject to outstanding Awards; (3) the price for each share or other right subject to an outstanding Award; or (4) any other terms of an Award affected by the event.

        Amendment and Termination of the Incentive Plan.    The board may at any time and in any respect amend or modify the Incentive Stock Plan. No amendment or modification, however, will adversely affect any Award without the consent of the Participant, or a permitted transferee of the Award. Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from the effective date of the Incentive Plan. Termination of the Incentive Plan shall not affect any previously granted Awards.

        Change of Control.    The Compensation Committee may provide in any award agreement for certain effects upon a "Sale Event," including: (1) acceleration or extension of time periods for vesting; (2) the elimination or modification of conditions related to the payment or other rights under an Award; (3) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Compensation Committee; or (4) any other modification or adjustment to an Award as the Compensation Committee deems appropriate to maintain and protect the rights of participants upon or following a "Sale Event". A "Sale Event" is defined in Section 2.18 of the Incentive Stock Plan that is attached hereto as Appendix A.

        Federal Income Tax Consequences.    Under current provisions of the Code, the federal income tax treatment of incentive stock options and non-qualified stock options is different. With regard to incentive stock options, an optionee who meets certain holding period requirements will not recognize taxable income at the time the option is granted or at the time the option is exercised (although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to alternative minimum tax), and a federal income tax deduction generally will not be available to the Company as a result of such grant or exercise. With respect to nonqualified stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as taxable compensation income to the optionee upon exercise, and the Company will be entitled to a deduction in the amount of such taxable income recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize taxable income for federal income tax purposes equal to the fair market value of the amount received by him or her, whether in cash, shares of stock, or both, and the Company generally will be entitled to a federal tax deduction in the same amount. A holder of restricted stock will realize taxable income at the earlier of the time that the restricted stock becomes either (i) transferable or (ii) no longer subject to a substantial risk of forfeiture in an amount equal to the fair market value of the restricted stock on that date.

        The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

        Accounting Treatment.    Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related award agreement and the current market price of the common stock. In the event of a decline in the market price of the common stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges). Compensation expense for a restricted stock grant will be valued based on the fair market value of the stock on the date of grant, multiplied by the number of shares granted. This amount will be recorded as a contra equity account until the award vests. As the restricted stock grant vests over time, the corresponding percentage of the total compensation expense is charged against earnings in that period. Neither the grant nor the exercise of an Incentive Stock Option or a nonqualified stock option under the Incentive Plan currently requires any charge against earnings under generally accepted accounting principles.

        Stockholder Approval.    No incentive stock options granted under the Incentive Plan will be exercisable unless the Incentive Plan is approved by stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN.

PROPOSAL 3.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Company's independent auditors for its fiscal year ended December 31, 2003 were Vavrinek, Trine, Day & Co., LLP, independent pubic accountants. The Audit Committee of the Board of Directors considered the qualifications and experience of Vavrinek, Trine, Day & Co., LLP, and, in consultation with the Board of Directors of the Company, appointed them as independent auditors for the Company for the current fiscal year which ends December 31, 2004. Although the submission of the matter to the stockholders is not required by law, the Audit Committee and Board of Directors desire to obtain the stockholders' ratification of such appointment. A resolution ratifying the appointment will be offered at the Annual Meeting. If the resolution is not adopted, the adverse vote will be referred to the Audit Committee for further review.

        Representatives of Vavrinek, Trine, Day & Co., LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

        Audit Fees.    The aggregate fees for professional services rendered for the audit of the Company's fiscal year ended December 31, 2003 and the reviews of the financial statements included in the Company's Forms 10-K for fiscal year ended December 31, 2003 was $73,000 for Vavrinek, Trine & Day. During the fiscal year ended December 31, 2003, other fees were billed by the Company's independent auditors, including, but not limited to, any fees with respect to financial information systems design and implementation.

        The following table presents fees for professional audit services rendered by Vavrinek, Trine & Day for the audit of the Company's annual consolidated financial statements for 2003 and 2002 and fees billed for other services rendered by Vavrinek, Trine & Day.

	2003	Percent of Total	2002	Percent of Total
Audit fees(1)	$68,000	46.3%	$100,000	86.2%
Audit related fees(2)	63,000	42.9%	6,000	5.2%

Audit and audit related fees	131,000	89.1%	106,000	91.4%

Tax fees(3)	13,000	8.8%	10,000	8.6%
All other fees(4)	3,000	2.0%	—	—

Total fees	$147,000	100.0%	$116,000	100.0%

(1)
Audit fees are related to the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for those years.

(2)
Audit-related fees for each of 2003 and 2002 included fees for audits of the Bank's 401(k) plan. Also included in these fees for 2003 is $58,000 for services rendered in connection with the Company's public offering of shares of its Common Stock.

(3)
Tax fees in both 2003 and 2002 consisted of tax compliance services in preparation of the Company's tax returns filed with the Internal Revenue Service and various state tax agencies Tax compliance fees were $6,000 in 2003 and $10,000 in 2002. Also included are fees related to tax advice in connection with the Company's public offering of shares of its Common Stock in the amount of $7,000.

(4)
All other fees for 2003 included fees paid regarding an accounting opinion rendered in connection with a legal proceeding involving the Company.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO., LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

ADDITIONAL INFORMATION

Stockholder Proposals

        To be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 2005 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 11, 2004. If such Annual Meeting is held on a date more than 30 calendar days from May 26, 2004 a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be conducted at an Annual Meeting.

        The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the Annual Meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. No notice that a stockholder intends to present a proposal at the Company's 2004 Annual Meeting of Stockholders was received by the Company on or before March 31, 2004.

Other Matters Which May Properly Come Before the Annual Meeting.

        The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

        Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

                      By Order of the Board of Directors

                      John Shindler
                       Corporate Secretary
                      Senior Vice President

                      Costa Mesa, California
                      April 23, 2004

        A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR ENDED DECEMBER 31, 2003, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE. PLEASE CONTACT:

Steven R. Gardner or John Shindler
1600 Sunflower Avenue, 2nd Floor
Costa Mesa, California 92626
sgardner@ppbi.net or jshindler@ppbi.net
(714) 431-4000 or (714) 433-3080 Fax

PACIFIC PREMIER BANCORP, INC.
2004 LONG-TERM INCENTIVE PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

        Pacific Premier Bancorp, Inc. (the "Company") hereby establishes the Pacific Premier Bancorp, Inc. 2004 Long-Term Incentive (the "Plan") upon the terms and conditions hereinafter stated. The Purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging officers, employees, directors and individuals performing services for the Company or its subsidiaries as consultants or independent contractors to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers, employees, directors, consultants and independent contractors with exceptional qualifications, and (c) linking officers, employees, directors, consultants and independent contractors directly to shareholder interests through ownership of the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of options to purchase shares of the Company, restricted stock or stock appreciation rights.

ARTICLE II
DEFINITIONS

       2.01  "Award" means any stock option, restricted stock award or stock appreciation right granted to a Participant under the Plan.

       2.02  "Board" means the Board of Directors of the Company.

       2.03  "Code" means the Internal Revenue Code of 1986, as amended.

       2.04  "Committee" means the Compensation Committee of the Board.

       2.05  "Common Stock" means shares of the common stock, $0.01 par value per share, of the Company.

       2.06  "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under any applicable long-term disability plan maintained by the Company or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

       2.07  "Effective Date" means the date upon which the Board approves this Plan.

       2.08  "Employee" means any person who is employed by the Company or a subsidiary thereof, and whose wages are reported on a Form W-2. The Company classification as to who is an Employee shall be determinative for purposes of an individual's eligibility under the Plan.

       2.09  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       2.10  "Fair Market Value" of a share of the Company's Common Stock for all purposes under the Plan on a particular date shall be the most recent valuation adopted by the Committee in good faith of the fair market value of each share of the Company's Common Stock; provided that, as long as the Common Stock is registered under Section 12 or Section 15 of the Exchange Act, the Fair Market Value of the Company' Common Stock shall be the mean between the high and low sales price per share of Common Stock on such date, or in case no such sale takes place on such date, the last date on which a sale occurred, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq market, or if the Common Stock is not listed or admitted for trading or included for quotation, in the over-the-counter market, as reported by the NASD Automatic Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock, or such other method of valuation as may be selected by the Committee in good faith.

        If the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" means a day on which public trading of securities occurs and as reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market, any business day.

       2.11  "Grantee" refers to any Participant in the Plan who receives an Award.

       2.12  "Incentive Stock Option" means any Award granted under this Plan which the Committee intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

       2.13  "Non-Qualified Stock Option" means any Award granted under this Plan which is a stock option but is not an Incentive Stock Option.

       2.14  "Officer" means any Employee of the Company or any of its subsidiaries who is designated by the Board as a corporate officer.

       2.15  "Option" means an award of an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 7.01 hereof.

       2.16  "Participant" means any Employee, Officer, director, consultant or independent contractor who is designated by the Committee pursuant to Article VI to participate in the Plan.

       2.17  "Restricted Stock Award" means an Award granted under Section 7.02 hereof.

       2.18  "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or its subsidiaries, as that term is defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or if no such plan is maintained by the Company, a termination of employment anytime following attainment of age 65.

       2.19  "Sale Event" means the consummation of (i) a dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, or (iv) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction, in each case, regardless of the form thereof.

       2.20  "Securities Act" means the Securities Act of 1933, as amended.

       2.21  "Stock Appreciation Right" or "SAR" means an Award granted under Section 7.03 hereof.

       2.22  "Stock Award Agreement" means the written agreement pursuant to Article VI hereof that sets forth the terms, conditions, restrictions and privileges for an Award and that incorporates the terms of the Plan.

ARTICLE III
ADMINISTRATION OF THE PLAN AND MISCELLANEOUS

        3.01    Plan Administration.    The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee shall be responsible to the Board for the overall administration and operation of the Plan, although the Committee may, in its discretion, delegate to one or more officers responsibility for the day-to-day operation of the Plan. The Committee shall make all determinations with respect to participation in the Plan by Employees, Officers, directors, consultants or independent contractors of the Company or any of its subsidiaries, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Board or the Committee shall be final. No member of the Board shall be liable for any action or determination made by him or her in good faith

        3.02    Revocation for Misconduct.    Any Award, or portion thereof, under this Plan, whether or not vested, made to a Participant who is discharged from the employ of the Company or any of its subsidiaries (or whose personal services contract is terminated in the case of a consultant or independent contractor) maybe automatically terminate, or rescinded and revoked by determination of the Committee.

        3.03    Limitation on Liability.    No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent allowed by law and the Company's Certificate of Incorporation and Bylaws, the Board and the Committee shall be indemnified by the Company in respect of all their activities under the Plan.

        3.04    Compliance with Law and Regulations.    All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of, or obtaining of consents or approvals with respect to, such shares under any Federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

        3.05    Restrictions on Transfer.    The Company shall place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such may be restricted as permitted by applicable laws and regulations.

        3.06    Market Stand-Off.    In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, Participants shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, or grant any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Common Stock received pursuant to the Plan without the prior written consent of the Company. Such restriction (the "Market Stand-Off") shall be in effect for a period of time following the date of the final prospectus for the offering as may be requested by the Company or its underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Common Stock subject to the Market Stand-Off, or into which such Common Stock thereby becomes convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to Common Stock received pursuant to the Plan until the end of the applicable Market Stand-Off period.

ARTICLE IV
ELIGIBILITY

        Awards may be granted to such Employees, Officers, directors, consultants or independent contractors as may be designated from time to time by the Board, pursuant to guidelines, if any, which may be adopted by the Committee from time to time.

ARTICLE V
COMMON STOCK AVAILABLE FOR THE PLAN

        The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be 525,500. If and to the extent that the number of issued shares of Common Stock shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in Common Stock, merger, consolidation, reorganization, recapitalization, reincorporation, or the like, the Committee may make appropriate adjustment in the number of shares of Common Stock authorized by the Plan and in the number and exercise price of shares covered by outstanding Awards under the Plan. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment. The Committee may make such adjustments, and its determination shall be final, binding and conclusive.

        The Committee also may adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate in order to prevent dilution or expansion of the rights of Participants, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Participant, if such adjustment would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

        No shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

ARTICLE VI
PARTICIPATION; STOCK AWARD AGREEMENT

        The Committee shall, in its discretion, determine from time to time which Employees, Officers, directors, consultants or independent contractors will participate in the Plan and receive Awards under the Plan. In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each respective Employee, Officer, director, consultant or independent contractor, his or her present and potential contributions to the growth and success of the Company and its subsidiaries, his or her cash compensation and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

        Awards may be granted individually or in tandem with other Awards. All Awards are subject to the terms, conditions, restrictions and privileges of the Plan in addition to the terms, conditions, restrictions and privileges for an Award contained in the Stock Award Agreement. No Award under this Plan shall be effective unless memorialized in writing by the Committee in a Stock Award Agreement delivered to and signed by the Participant.

ARTICLE VII
AWARDS

        7.01    Stock Options.    The Committee may from time to time grant to eligible Participants Awards of Incentive Stock Options or Non-Qualified Stock Options; provided however that Awards of Incentive Stock Options shall be limited to Employees of the Company or any of its subsidiaries. Options intended to qualify as Incentive Stock Options must have an exercise price at least equal to the Fair Market Value of a share of Common Stock at the time of grant, except as provided in Section 8.05. Non-Qualified Stock Options may have an exercise price that is equal to, below, or above the Fair Market Value of a share of Common Stock at the time of grant. The exercise price applicable to a particular Award shall be set forth in each individual Stock Award Agreement.

        7.02    Restricted Stock.    The Committee may from time to time grant Restricted Stock Awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A Restricted Stock Award represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price.

        7.03    Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights to eligible Participants in such amounts and on such terms or conditions as it shall determine. A Stock Appreciation Right is an Award in the form of a right to receive, upon surrender of the right but without other payment, an amount based on appreciation in the Fair Market Value of the Common Stock over a base price established for the Award. Stock Appreciation Rights may be paid by the delivery of Common Stock or cash, or any combination thereof, as determined in the sole discretion of the Committee.

ARTICLE VIII
OPTION AWARDS

        8.01 Vesting of Options.

          (a)   General Rules. The Committee, in its sole discretion, shall prescribe the time or times at which, or the conditions upon which, an Option shall become vested and exercisable, and may accelerate the exercisability of any Option at any time. Notwithstanding the foregoing, no vesting shall occur on or after the date that an Employee's employment or personal services contract with the Company or any of its subsidiaries terminates for any reason other than his death, Disability or Retirement.

          (b)   Acceleration of Vesting Upon Death, Disability or Retirement. In the event a Participant dies while in the employ of the Company or any of its subsidiaries or terminates employment with the Company or any of its subsidiaries as a result of Disability, any Option(s) granted to such Participant under this Plan not yet vested on such date shall become 100% vested as of such date and be exercisable either by the Participant or the Participant's representative, subject to Section 8.03. In the event of a Participant's Retirement, any Option(s) granted to such Participant under this Plan not yet vested on such date shall become 100% vested as of such date and become exercisable only if the grant date of such Option(s) precedes the Participant's date of Retirement by two (2) or more years.

        8.02    Duration of Options.

          (a)   General Rule. Except as provided in Section 8.05, each Option granted to a Participant shall be exercisable at any time on or after it vests until the earlier of (i) ten (10) years after its date of grant or (ii) the date that is ninety (90) days following the last day on which the Participant is employed or renders services for the benefit of the Company or its subsidiaries.

          (b)   Exception for Termination Due to Death, Disability or Retirement. If a Participant dies while in the employ of the Company or any of its subsidiaries or terminates employment with the Company or any of its subsidiaries as a result of death, Disability or Retirement without having fully exercised his Options, the Participant or his legal representative or guardian, or the executors, administrators, legatees or distributes of his estate shall have the right, during the twelve (12) month period following the earlier of his death, Disability or Retirement, to exercise such Options to the extent vested on the date of such death, Disability or Retirement. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

          (c)   Notice of Disposition; Withholding; Escrow. A Grantee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Grantee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Grantee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by a Grantee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.02(c).

        8.03    Nonassignability.    Options shall not be transferable by a Grantee except by will or the laws of descent or distribution, and during a Grantee's lifetime shall be exercisable only by such Grantee or the Grantee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, a Grantee who holds Non-Qualified Stock Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Grantee who originally received the grant or to an individual or trust to whom the Grantee would have initially transferred the Option pursuant to this Section 8.03. Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Grantee.

        8.04    Manner of Exercise.    To the extent vested and exercisable, Options may be exercised in part or in whole from time to time by execution of a written notice directed to the Company, at the Company' principal place of business, accompanied by cash or a check in payment of the exercise price for the number of shares specified and paid for. The Committee may, in its discretion, permit a Grantee to exercise vested and exercisable options awarded under this Plan by surrendering an amount of Common Stock already owned by the Grantee equal to the Options' exercise price, but only in instances where the shares to be surrendered have been held by the Grantee for a period of at least six (6) months. Subject to the limitations set forth in the Stock Award Agreement, for so long as the Common Stock is listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq market, the Committee may, in its discretion, allow the Grantee may make payment by arranging with a third party broker to sell a number of shares otherwise deliverable to the Grantee and attributable to the exercise of the Option in order to pay the exercise price of the Option.

        8.05    $100,000 Limitation.    Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which

Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate value of shares of Common Stock to be received by the Grantee for the first time in any one year pursuant to the exercise of an Incentive Stock Option ("ISO Stock") exceeds $100,000 based on the fair market value of the Common Stock as of the date of the Incentive Stock Option's grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Nonqualified Stock Option ("NQSO Stock"). The Company shall designate which shares of Common Stock to be received by the Grantee will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company's share transfer records which shares are ISO Stock.

        8.06    Limitation on Ten Percent Stockholders.    The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

ARTICLE IX
STOCK APPRECIATION RIGHTS

        9.01    Tandem SARs.    A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option. An SAR granted in connection with an Option will entitle the holder, upon exercise, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment of an amount computed as described in Section 9.03 hereof. Such Option will, to the extent and when surrendered, cease to be exercisable. An SAR granted in connection with an Option hereunder will have a base price per share equal to the per share exercise price of the Option, will be exerciseable at such time or times, and only to the extent, that a related Option is exercisable, and will expire no later than the related Option expires.

        9.02    Freestanding SARs.    A Stock Appreciation Right may be granted without any related Option and, in such case, will be exercisable as determined by the Committee, but in no event after 10 years from the date of grant. The base price of an SAR granted without any related Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding SAR shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant.

        9.03    Payment of SARs.    A SAR will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of such SAR, by (ii) the number of shares as to which such SAR is exercised. Payment of the amount determined under the foregoing may be made, in the discretion of the Committee, in cash, in shares of Common Stock valued at their Fair Market Value on the date of exercise, or in a combination of cash and shares of Common Stock.

ARTICLE X
RESTRICTED STOCK AWARDS

        10.01    Vesting Requirements.    The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the

Stock Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with the Company or its subsidiaries for a specified time period or periods, provided that any such restriction shall not be scheduled to lapse in its entirety earlier than the first anniversary of the date of grant. Such vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee in its sole discretion.

        10.02    Restrictions.    Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed.

        10.03    Rights as Shareholder.    Subject to the foregoing provisions of this Article X and the applicable Stock Award Agreement, the Participant will have all rights of a shareholder with respect to the shares granted to him under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

        10.04    Section 83(b) Election.    The Committee may provide in a Stock Award Agreement that the Restricted Stock Award is conditioned upon the Participant's refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

ARTICLE XI
AMENDMENT AND TERMINATION OF THE PLAN

        The Committee may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock or Awards which have not been granted, but no such action shall adversely affect the rights under any outstanding Award without the holder's consent. If and to the extent necessary to ensure that Incentive Stock Options granted under the Plan remain qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company's stockholders who are eligible to vote at a meeting of stockholders.

ARTICLE XII
EMPLOYMENT RIGHTS

        Neither the Plan nor any Award hereunder shall create any right on the part of any Employee of the Company or any of its subsidiaries to continue in such capacity.

ARTICLE XIII
WITHHOLDING

        The Company may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Company may require the Grantee to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.02(c).

        The Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Participant's tax withholding obligation by the retention of shares of Common Stock to which he otherwise would be entitled pursuant to an Award or by the Participant's delivery of previously-owned shares of Common Stock or other property. However, if the Company adopts rules, regulations or procedures which permit withholding obligations to be met by the retention of Common Stock to which a Grantee otherwise would be entitled pursuant to an Award, the fair market value of the Common Stock retained for such purpose shall not exceed the minimum required Federal, state and local tax withholding due upon exercise of the Award.

ARTICLE XIV
EFFECTIVE DATE OF THE PLAN; TERM

        14.01    Effective Date of the Plan.    This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Company at a meeting of stockholders of the Company held within twelve (12) months before or after the Effective Date.

        14.02    Term of Plan.    Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XV
GOVERNING LAW

        To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Delaware.

        IN WITNESS WHEREOF, the Company has caused a duly authorized officer to execute this Pacific Premier Bancorp, Inc. 2004 Long-Term Incentive Plan, and to apply the Corporate seal hereto as of the    day of                        , 2004.

PACIFIC PREMIER BANCORP, INC.
By:

Name:

Title:

ANNUAL MEETING OF SHAREHOLDERS OF
PACIFIC PREMIER BANCORP, INC.
May 26, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\*/ Please detach along perforated line and mail in the envelope provided. \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election as directors of the nominees listed (except as marked to the contrary below).
NOMINEES:
	☐	FOR ALL NOMINEES	☐ ☐	Steven R. Gardner Sam Yellen
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
	☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

		FOR	AGAINST	ABSTAIN
2.	The approval of the 2004 Long-Term Incentive Plan.	☐	☐	☐
3.	The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of Pacific Premier Bancorp, Inc. for the fiscal year ending December 31, 2004.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 23, 2004.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  REVOCABLE PROXY
  PACIFIC PREMIER BANCORP, INC.
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  MAY 26, 2004
  9:00 A.M. PACIFIC TIME

        The undersigned hereby appoints the official proxy committee of the Board of Directors of Pacific Premier Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Shareholder Meeting to be held on May 26, 2004 at 9:00 a.m., Pacific Time, at the corporate headquarters of Pacific Premier Bank located at 1600 Sunflower Avenue, 2nd Floor, Costa Mesa, California 92626, and at any and all adjournments thereof, as indicated on the back of this proxy.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting of Stockholders, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting of Stockholders.

(Continued on the other side - important to mark, date and sign on the other side)

ANNUAL MEETING OF SHAREHOLDERS OF

PACIFIC PREMIER BANCORP, INC.

May 26, 2004

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER

ACCOUNT NUMBER

VOTE BY MAIL or TELEPHONE
(24 hours a day, 7 days a week)

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR -

TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

\*/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election as directors of the nominees listed (except as marked to the contrary below).
NOMINEES:
	☐	FOR ALL NOMINEES	☐ ☐	Steven R. Gardner Sam Yellen
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
	☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

		FOR	AGAINST	ABSTAIN
2.	The approval of the 2004 Long-Term Incentive Plan.	☐	☐	☐
3.	The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of Pacific Premier Bancorp, Inc. for the fiscal year ending December 31, 2004.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 23, 2004.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PACIFIC PREMIER BANCORP, INC. 1600 Sunflower Avenue, 2nd Floor Costa Mesa, California 92626 714-431-4000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on May 26, 2004
PACIFIC PREMIER BANCORP, INC.
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS May 26, 2004
PROPOSALS TO BE VOTED ON AT THE MEETING PROPOSAL 1. ELECTION OF DIRECTORS
PROPOSAL 2. APPROVAL OF THE PACIFIC PREMIER BANCORP INC. 2004 LONG-TERM INCENTIVE PLAN
PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PACIFIC PREMIER BANCORP, INC. 2004 LONG-TERM INCENTIVE PLAN